UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 11, 2005


                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                          (State or other jurisdiction
                        of incorporation or organization)

          1-12935                                              20-0467835
  (Commission File Number)                                  (I.R.S. Employer
                                                            Identification No.)

    5100 Tennyson Parkway
        Suite 3000
       Plano, Texas                                              75024
(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:          (972) 673-2000


                                       N/A
                 -----------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)) Section 1 - Registrant's Business and Operations

Section 1 - Registrant's Business and Operations

     Item 1.01  Entry into a Material Definitive Agreement.

     On May 11,  2005,  the Board of Directors of Denbury  Resources  Inc.  (the
"Company"), approved an amendment to its Director Compensation Plan (the "Director Plan") due to adoption of the American Jobs Creation Act of 2004 late last year. The Director Plan, adopted July 1, 2000, as amended on February 22, 2001, allows each non-employee director to make an election to receive his or her director's compensation either in cash or in shares of our common stock. The Director Plan was modified to no longer allow directors to defer receipt of their compensation.

     On the same date, at the annual meeting of stockholders, the Company's stockholders approved a five-year extension of the term of the Company's Employee Stock Purchase Plan set to expire in August of 2005. Under this plan, the Company is authorized to issue up to 1,750,000 shares of common stock, 1,477,102 of which have been issued to date, with all employees allowed to contribute up to 10% of their base compensation, with the Company matching 75% of the employee contributions. These combined amounts are then used to purchase stock at the end of each fiscal quarter at the current market price for the preceding ten trading days. Employees must hold shares purchased under this plan for a minimum of one year before disposition.

     For further information regarding the Director Plan and the Employee Stock Purchase Plan, see the Company's Form 8-K filed with the Commission on April 12, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         DENBURY RESOURCES INC.


Date:    May 13, 2005                    /s/ Phil Rykhoek
                                         --------------------------------------
                                         Phil Rykhoek,
                                         Senior Vice President &
                                         Chief Financial Officer